Exhibit 99.2 Chart Industries Q2 2020 EARNINGS CALL

Forward-Looking Statements CERTAIN STATEMENTS MADE IN THIS PRESENTATION ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING THE COMPANY’S BUSINESS PLANS, INCLUDING STATEMENTS REGARDING COMPLETED ACQUISITIONS, COST SYNERGIES AND EFFICIENCY SAVINGS, OBJECTIVES, FUTURE ORDERS, REVENUES, MARGINS, EARNINGS OR PERFORMANCE, LIQUIDITY AND CASH FLOW, CAPITAL EXPENDITURES, BUSINESS TRENDS, GOVERNMENTAL INITIATIVES, INCLUDING EXECUTIVE ORDERS AND OTHER INFORMATION THAT IS NOT HISTORICAL IN NATURE. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY TERMINOLOGY SUCH AS "MAY," "WILL," "SHOULD," "COULD," "EXPECTS," "ANTICIPATES," "BELIEVES," "PROJECTS," "FORECASTS," “OUTLOOK,” “GUIDANCE,” "CONTINUE," “TARGET,” OR THE NEGATIVE OF SUCH TERMS OR COMPARABLE TERMINOLOGY. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION OR IN OTHER STATEMENTS MADE BY THE COMPANY ARE MADE BASED ON MANAGEMENT'S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS IMPACTING THE COMPANY AND ARE SUBJECT TO UNCERTAINTIES AND FACTORS RELATING TO THE COMPANY'S OPERATIONS AND BUSINESS ENVIRONMENT, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL, THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE MATTERS EXPRESSED OR IMPLIED BY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS INCLUDE: THE COMPANY’S ABILITY TO SUCCESSFULLY INTEGRATE RECENT ACQUISITIONS AND ACHIEVE THE ANTICIPATED REVENUE, EARNINGS, ACCRETION AND OTHER BENEFITS FROM THESE ACQUISITIONS; RISKS RELATING TO THE RECENT OUTBREAK AND CONTINUED UNCERTAINTY ASSOCIATED WITH THE CORONAVIRUS (COVID-19) AND THE OTHER FACTORS DISCUSSED IN ITEM 1A (RISK FACTORS) IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC, WHICH SHOULD BE REVIEWED CAREFULLY. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT. THIS PRESENTATION CONTAINS NON-GAAP FINANCIAL INFORMATION, INCLUDING ADJUSTED EARNINGS PER DILUTED SHARE, AND FREE CASH FLOW. FOR ADDITIONAL INFORMATION REGARDING THE COMPANY'S USE OF NON-GAAP FINANCIAL INFORMATION, AS WELL AS RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE FINANCIAL MEASURES CALCULATED AND PRESENTED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP"), PLEASE SEE THE PAGES AT THE END OF THIS NEWS RELEASE AND THE RECONCILIATION SLIDES TITLED "Q2 2020 DILUTED ADJUSTED EPS" AND “ Q2 2020 FREE CASH FLOW” INCLUDED IN THE APPENDIX AT THE END OF THIS PRESENTATION. WITH RESPECT TO THE COMPANY’S 2020 FULL YEAR EARNINGS OUTLOOK, THE COMPANY IS NOT ABLE TO PROVIDE A RECONCILIATION OF THE ADJUSTED EARNINGS PER DILUTED SHARE BECAUSE CERTAIN ITEMS MAY HAVE NOT YET OCCURRED OR ARE OUT OF THE COMPANY’S CONTROL AND/OR CANNOT BE REASONABLY PREDICTED. CHART INDUSTRIES, INC. IS A LEADING INDEPENDENT GLOBAL MANUFACTURER OF HIGHLY ENGINEERED EQUIPMENT SERVICING MULTIPLE APPLICATIONS IN THE ENERGY AND INDUSTRIAL GAS MARKETS. OUR UNIQUE PRODUCT PORTFOLIO IS USED IN EVERY PHASE OF THE LIQUID GAS SUPPLY CHAIN, INCLUDING UPFRONT ENGINEERING, SERVICE AND REPAIR. BEING AT THE FOREFRONT OF THE CLEAN ENERGY TRANSITION, CHART IS A LEADING PROVIDER OF TECHNOLOGY, EQUIPMENT AND SERVICES RELATED TO LIQUEFIED NATURAL GAS, HYDROGEN, BIOGAS AND CO2 CAPTURE AMONGST OTHER APPLICATIONS. WE ARE COMMITTED TO EXCELLENCE IN ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE (ESG) ISSUES BOTH FOR OUR COMPANY AS WELL AS OUR CUSTOMERS. WITH OVER 25 GLOBAL LOCATIONS FROM THE UNITED STATES TO ASIA, AUSTRALIA, INDIA, EUROPE AND SOUTH AMERICA, WE MAINTAIN ACCOUNTABILITY AND TRANSPARENCY TO OUR TEAM MEMBERS, SUPPLIERS, CUSTOMERS AND COMMUNITIES. TO LEARN MORE, VISIT WWW.CHARTINDUSTRIES.COM. © 2020 Chart Industries, Inc. Confidential and Proprietary 2

Our Focused Strategy 3

Chart’s Offering for Clean Energy Applications *Blue areas (A through J) are applications for which Source: BP Energy Outlook 2019 Chart has existing products and solutions © 2020 Chart Industries, Inc. Confidential and Proprietary 4

Clean Energy Is Global and Now Carbon Neutral By 2050 or Sooner 100% Renewable (No Coal) By 2050 or Sooner Afghanistan Austria Barbados Costa Rica Australia Austria Bangladesh Barbados Canada Chile Denmark European Union Finland Hungary France Germany Kenya Slovenia Iceland Ireland Jamaica Netherlands Greece Italy Norway Portugal Scotland Slovakia Spain Sweden United Kingdom © 2020 Chart Industries, Inc. Confidential and Proprietary 5 Slovenia Spain

Hydrogen Continues to Ramp


VEHICLE FUEL STATIONS
LIQUEFACTION
LIQUID STORAGE TANKS
MARINE FUEL AND TRANSPORT
VACUUM INSULATED PIPE
LIQUID TRANSPORT TRAILERS
TANKS FOR ELECTRONICS MANUFACTURING
FUELING SYSTEMS FOR AEROSPACE

	Application/Technology	Chart
Production	Liquefaction	X
Transport	Cryo Liquid Container	X
	Flowmeters	X
Storage	Cryo Tank	X
Refining	Cryo Storage & Regasification	X
Ammonia/ Methanol	Cryo Storage & Regasification	X
Industrial	Cryo Storage & Regasification	X
Fueling	Liquid Storage FCEV Fuel Station	X
	Fork Truck Fuel Station	X
	FCEB Fuel Station	X
	Aerospace	X
	Station Monitoring and Support (EU)	X
	Station Monitoring and Support (Other)	X
Power Gen	Cryo Storage & Regasification	X
Energy Storage	Cryo Storage & Regasification	X
Mobility	Vehicle Fuel Tanks (Liquid)	X


HYDROGEN REFRIGERATED LIQUID
PLUG POWER

© 2020 Chart Industries, Inc. Confidential and Proprietary
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Micro LNG & Storage for Biogas Is Gaining Traction LNG Storage Tanks Truck Loading Skid Pump Skid Pump Skid Truck Loading Air Cooled HX Skid Storage Storage Tank Tank Pressure Build Cold Box Cold Box Air Cooled HX © 2020 Chart Industries, Inc. Confidential and Proprietary 7

Specialty Markets: Broad Addressable Markets © 2020 Chart Industries, Inc. Confidential and Proprietary 8

ESG Focus:

- **Customers:** Cargill and MC Pack
- **Geography:** Brazil
- **Application:** LN2 dosing (including our MicroDose feature providing consistent 2 to 3 psi bottle pressures) for vegetable oil packaged in PET bottles.
- **How it helps carbon footprint reduction:** The new packaging line uses light weight 15 grams / 900ml PET bottles, operating at 36,000 bottles per hour (Cargill's measure to reduce their carbon footprint by using less plastic).
- **Savings:** These filling sites for Cargill will save 1.6 million pounds of plastic…That's about the same weight as 24 adult humpback whales.



LN2 Dosing at the Cargill Plant


CHART

One Humpback Whale

© 2020 Chart Industries, Inc. Confidential and Proprietary
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Q2 2020 Backlog Total Chart E&C Cryo E&C FinFans D&S West D&S East +1% +10% Chart ex Calcasieu: $619 $625 $168 $185 -7% -15% -42% +21% +7% $218 Chart Total: $157 $753 $302 $130 $117 $203 $697 $257 $68 Q2 FY19 Q2 FY20 Q2 FY19 Q2 FY20 Q2 FY19 Q2 FY20 Q2 FY19 Q2 FY20 Q2 FY19 Q2 FY20 Included Includes $72M Included Includes $72M $134M of VG of VG $134M of VG of VG Calcasieu Pass Calcasieu Pass Calcasieu Pass Calcasieu Pass -2% +3% Chart ex Calcasieu: $640 $625 $180 $185 -5% -6% -28% +4% -1% Chart Total: $733 $273 $95 $157 $221 $218 $257 $697 $151 $68 Q1 FY20 Q2 FY20 Q1 FY20 Q2 FY20 Q1 FY20 Q2 FY20 Q1 FY20 Q2 FY20 Q1 FY20 Q2 FY20 Included $93M Includes $72M Included $93M Includes $72M of VG of VG of VG of VG Calcasieu Pass Calcasieu Pass Calcasieu Pass Calcasieu Pass © 2020 Chart Industries, Inc. Confidential and Proprietary 10

Venture Global Calcasieu Pass First Cold Boxes Onsite © 2020 Chart Industries, Inc. Confidential and Proprietary 11

Recent Demand Trends (Vs. April 2020) Strengthening Consistent Weakening • Cryobio • Critical Care (from •Systems • Hydrogen Strengthening) • Cannabis •Dosing D&S West • Food & beverage (from • Water Treatment consistent) • Space • Repair & service • Regas terminals • HLNG vehicle tanks (from weakening) • Regas terminals • China Order Activity • Trailers • LNG Fueling Stations (from strengthening) • India (from Consistent) (from Consistent) • Critical Care (from D&S East • Middle East, Africa, Strengthening) APAC (From Consistent) *Bold, italicized font indicates changes from April 2020. © 2020 Chart Industries, Inc. Confidential and Proprietary 12

Recent Demand Trends (No Change Vs. April 2020) Strengthening Consistent Weakening • Lifecycle (service & • Small-scale LNG • New Big LNG projects repair) • Petrochemical • Nat gas processing • BAHX bidding activity • Industrial gas E&C Cryo from Sumitomo customers • Fans • Aftermarket • Air cooled heat • First of a kind designs exchanger new builds E&C FinFans for air coolers • Air cooled heat exchanger retrofits © 2020 Chart Industries, Inc. Confidential and Proprietary 13

Chart Agreements

MOUs / LOCs	LTAs Complete	LTAs in negotiation	LOIs in Hand	Partnerships
ExxonMobil India LNG and IOCL	HLNG Customer 1 (2019)	IG Major B	IG Major (A) Bulk & Lifecycle	FirstElement
IOCL	HLNG Customer 2 (2019)	IG Major B Lifecycle	MIT tanks	ForzeH2
Risco Energy	IG Major (A) Vaporizers		Eagle Jax ssLNG	
Energy Capital Vietnam (ECV)	IG Major (A) PRS		Shell German stations	
AG&P	Matheson		FirstElement	
	Praxair PRS			
	Gasum repair & service			

*Red text denotes signing or extension was completed in Q2 2020

© 2020 Chart Industries, Inc. Confidential and Proprietary
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YTD 2020 Cost Reductions and Projected Savings © 2020 Chart Industries, Inc. Confidential and Proprietary 15

Q2 and YTD 2020 EPS

CHART
Cooler By Design.

$ millions, except per share amounts *Continuing Operations*	Q2 2020	Q2 2019	Change v. PY	YTD 2020	YTD 2019	Change v. PY
Net income attributable to Chart Industries, Inc.	$20.1	$14.4	$5.7	$28.6	$15.3	$13.3
Reported Diluted EPS	**$0.57**	**$0.41**	**$0.16**	**$0.80**	**$0.45**	**$0.35**
1 *Restructuring and transaction-related costs*	0.18	0.20	(0.02)	0.34	0.45	(0.11)
2 *Gain on sale of a facility in China*	(0.07)	-	(0.07)	(0.07)	-	(0.07)
3 *Integration and step up costs*	-	0.02	(0.02)	0.03	0.13	(0.10)
4 *COVID-19 related costs*	-	-	-	0.03	-	0.03
5 *Other one-time items (1)*	(0.02)	0.05	(0.07)	0.15	0.08	0.07
6 *Tax effects (2)*	(0.03)	(0.02)	(0.01)	(0.09)	(0.08)	(0.01)
7 *Dilution impact of convertible notes*	-	0.02	(0.02)	-	0.03	(0.03)
Adjusted Diluted EPS (3)	**$0.63**	**$0.68**	**($0.05)**	**$1.19**	**$1.06**	**$0.13**

(1) *Other one-time items were related to: Stabilis investment mark-to-market and Liberty LNG investment adjustment of $0.15 and ($0.02) in Q1 and Q2 2020 respectively, Commercial and legal settlements $0.02 in Q1 2020, aluminum cryobiological tank recall reserve expense $0.01 and Tax Reform / transition tax related adjustments $0.02 in Q1 2019.*

(2) *Tax effect reflects adjustment at normalized periodic rates.*

(3) *Adjusted EPS (a non-GAAP measure) is as reported on a historical basis.*

© 2020 Chart Industries, Inc. Confidential and Proprietary
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Q2 and YTD 2020 Free Cash Flow

CHART
Cooler By Design.

$ millions, except per share amounts Continuing Operations	Q2 2020	Q2 2019	Change v. PY	YTD 2020	YTD 2019	Change v. PY
Income attributable to Chart Industries, Inc. adjusted (1)	$23	$22	$1	$45	$30	$15
Income attributable to noncontrolling interests	1	-	1	1	-	1
Depreciation and amortization	24	16	8	48	32	16
Accounts receivable	10	1	9	18	(11)	29
Inventory	(13)	7	(20)	(29)	(4)	(25)
Unbilled contract revenues and other assets	5	(11)	16	13	(22)	35
Accounts payable and other liabilities	(5)	-	(5)	(22)	(21)	(1)
Customer advances and billings in excess of contract revenue	10	(2)	12	6	(4)	10
Net Cash Provided By Operating Activities	**$55**	**$33**	**$22**	**$80**	**$0**	**$80**
Capital expenditures	(11)	(9)	(2)	(21)	(15)	(6)
Free Cash Flow (2)	**$44**	**$24**	**$20**	**$59**	**($15)**	**$74**

(1) "Income attributable to Chart Industries Inc. adjusted" is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Reconciliation to Net Income (U.S. GAAP) is provided in accompanying press release financial tables.

(2) "Free Cash Flow" is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilitates useful period-to-period comparisons of the Company's operating results.

© 2020 Chart Industries, Inc. Confidential and Proprietary
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Accounts Receivable (DSO) Trends (1) Data is from all Chart sites that are on JD Edwards software system © 2020 Chart Industries, Inc. Confidential and Proprietary 18

Full Year 2020 Guidance Revenue $1.3B to $1.4B Includes $100M of Calcasieu Pass Diluted Adjusted EPS $3.00 - $3.50 Assumes 19% ETR Capital Expenditures $30M to $35M New HLNG Vehicle Tank Line Capital Includes $5M PRS greenfield (2H 2020), ½ of the Facility Consolidation in FinFans (2H 2020), and HLNG vehicle tank line Investment in Ornago, Italy is Complete (complete as of June 30, 2020) First shipment July 6, 2020 © 2020 Chart Industries, Inc. Confidential and Proprietary 19

20 Thank You Chart Team! © 2020 Chart Industries, Inc. Confidential and Proprietary

YTD 2020 Cost Reductions and Projected Savings

Cooler By Design.

Q1 2020 Actions	Annualized Savings	2020 Savings	Cost to RIF
D&S West	4.0	3.1	0.9
D&S East	2.6	1.8	0.7
E&C Cryo	5.0	3.7	0.5
E&C FinFans	20.7	16.6	2.4
Corp & Comml	4.1	2.9	0.3
Total	**36.5**	**28.1**	**4.9**

Q2 2020 Actions	Annualized Savings	2020 Savings	Cost to RIF
D&S West	2.9	1.7	0.2
D&S East	1.8	1.0	1.5
E&C Cryo	7.1	4.7	0.4
E&C FinFans	11.3	6.8	1.1
Corp & Comml	1.7	1.1	1.2
Total	**24.7**	**15.4**	**4.3**

YTD Through June 30, 2020	Annualized Savings	2020 Savings	Cost to RIF
D&S West	6.9	4.8	1.1
D&S East	4.4	2.8	2.2
E&C Cryo	12.1	8.4	0.9
E&C FinFans	32.0	23.5	3.4
Corp & Comml	5.8	4.0	1.6
Total	**61.2**	**43.4**	**9.2**

Q3 2020 Actions Completed	Annualized Savings	2020 Savings	Cost to RIF
D&S West	-	-	-
D&S East	-	-	-
E&C Cryo	-	-	-
E&C FinFans	3.0	1.2	0.1
Corp & Comml	-	-	-
Total	**3.0**	**1.2**	**0.1**

YTD Through July 23, 2020	Annualized Savings	2020 Savings	Cost to RIF
D&S West	6.9	4.8	1.1
D&S East	4.4	2.8	2.2
E&C Cryo	12.1	8.4	0.9
E&C FinFans	34.9	24.7	3.5
Corp & Comml	5.8	4.0	1.6
Total	**64.1**	**44.7**	**9.3**

Facility Consolidation - Partial Savings Begin in Q3 2020	Annualized Savings	2020 Savings	Cost to Achieve
D&S West	-	-	-
D&S East	-	-	-
E&C Cryo	-	-	-
E&C FinFans (1)	12.0	3.0	9.0
Corp & Comml	-	-	-
Total	**12.0**	**3.0**	**9.0**

(1) Does not include remaining lease payments TBD based on negotiations.
Is a current estimate, amounts subject to change

© 2020 Chart Industries, Inc. Confidential and Proprietary 21